SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 23, 2001

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)


State of New Jersey                001-09120                    22-2625848
-------------------                ---------                    ----------
 (State or other            (Commission File Number)         (I.R.S. Employer
  jurisdiction of                                            Identification No.)
  incorporation)


                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
                              http://www.pseg.com
               (Address of principal executive offices) (Zip Code)
                Registrant's telephone number, including area code:
                                  973-430-7000

Item 5. Other Events
--------------------

     The following information updates certain matters previously reported to the Securities and Exchange Commission under Item 1 - Business of Part I and
Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations (MD&A) and Item 8 - Financial Statements and Supplementary Data of
Part II of the Annual Report on Form 10-K for the year ended December 31, 2000 of Public Service Enterprise Group Incorporated (PSEG) and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001.


PSEG Reports Earnings for Third Quarter 2001
--------------------------------------------

     Reference is made to the press release of PSEG, dated October 23, 2001, a copy of which is attached hereto as Exhibit 99.2, announcing PSEG's earnings for the third quarter of 2001.


Item 7. Financial Statements and Exhibits
-----------------------------------------


Exhibit Designation             Nature of Exhibit
-------------------             -----------------
     99.2                       Press Release dated October 23, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                  (Registrant)


                        By:     Patricia A. Rado
                        --------------------------------
                                Patricia A. Rado
                          Vice President and Controller
                         (Principal Accounting Officer)


Date: October 24, 2001